ROXBURY MICRO-CAP FUND
(THE “FUND”)
of WT Mutual Fund
Supplement dated August 10, 2006 to the Prospectus dated November 1,
2005, as supplemented July 24, 2006
     Roxbury Capital Management, LLC (“Roxbury”), the investment adviser of the Roxbury Micro-Cap Fund (the “Fund”), recommended that the Board of Trustees (“Board”) of the WT Mutual Fund (“Trust”) consider liquidation of the Fund based upon the fact that the former lead portfolio manager is no longer managing the portfolio, and the portfolio strategy and track record was manager-specific. Therefore, the Fund was no longer viable once the former lead manager was no longer managing the portfolio.
     At a special meeting of the Board of the Trust held on August 7, 2006, the Board, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, considered the Roxbury recommendation and the lack of assets in the Fund and determined that it was in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. In addition, the Board approved the form of a Plan of Liquidation and Termination.
     The Trust’s Declaration of Trust provides that the Fund may be terminated at any time by the Trustees upon 60 days notice to shareholders. This supplement serves as notice of such termination.
     Sale of Fund shares was suspended indefinitely on July 24, 2006. The Fund will continue to accept redemption requests through October 9, 2006, the date upon which the termination of the Fund becomes effective.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.